SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to (ss.) 240.14a-11c) or (ss.) 240.14a-12


                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6( i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                BEXIL CORPORATION
                      ------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      ------------------------------------

To the Stockholders:

         Notice is hereby given that the 2006 Annual Meeting of Stockholders ("Meeting") of Bexil Corporation (the "Company") will be held at the Down Town Association, 60 Pine Street, New York, New York on November 8, 2006 at 11:00 a.m., local time, for the following purposes:

1. To elect to the board of directors the Nominee, Douglas Wu, as a Class II Director to serve a three year term, and until his successor is duly elected and qualifies.

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEE.

         Stockholders of record at the close of business on September 15, 2006 are entitled to receive notice of and to vote at the Meeting.


                                       By Order of the Board of Directors

                                       /s/John F. Ramirez
                                       John F. Ramirez
                                       Secretary

New York, New York
September 25, 2006





The Meeting will start promptly at 11:00 a.m., local time. To avoid disruption, admission may be limited once the meeting starts. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-ADDRESSED REPLY ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                BEXIL CORPORATION

                      ------------------------------------


                                 PROXY STATEMENT

                      ------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 8, 2006

     This Proxy Statement is furnished in connection with a solicitation of proxies by Bexil Corporation (the "Company") to be voted at the 2006 Annual Meeting of Stockholders of the Company to be held at the Down Town
Association, 60 Pine Street, New York, New York on November 8, 2006 at 11:00 a.m., and at any postponements or adjournments thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on September 15, 2006 (the "Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 883,592 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class.

     It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about October 2, 2006. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT 11 HANOVER SQUARE, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE 1-800-937-5449.

PROPOSAL 1:       TO ELECT TO THE BOARD OF DIRECTORS THE NOMINEE, DOUGLAS WU,
                  AS A CLASS II DIRECTOR TO SERVE A THREE YEAR TERM, AND UNTIL
                  HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

     The Board has approved the nomination of Douglas Wu as a Class II Director to serve a three year term, and until his successor is duly elected and qualifies. The Nominee currently serves as a Director of the Company. Mr. Wu will be elected by a plurality of the votes cast at the Meeting. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005.

     The following table sets forth certain information concerning the nominee for Class II Director of the Company.

                                                                                                   OTHER PUBLIC COMPANY
NAME, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR PAST FIVE                                          DIRECTORSHIPS
YEARS, AND AGE                                                            DIRECTOR SINCE             HELD BY DIRECTOR
----------------------------------------------------------------------- ------------------ -------------------------------------
Non-interested Nominee:
CLASS II:
DOUGLAS WU - Since 1998, Mr. Wu has been a Principal of Maxwell               1997                           -
Partners, prior to which, he was a Managing Director of Rothschild
Emerging Markets/Croesus Capital Management.  Mr. Wu was born on
July 31, 1960.

     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the Nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the Nominee. It is not contemplated that the Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as a nominee. The Nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

VOTE REQUIRED

     As set forth in the Company's Bylaws, "[s]ubject to the Charter, the election of any director by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires the affirmative vote of a plurality of the votes cast at the Meeting." Because the only nominee for Director was approved by a majority of the Board of Directors, a plurality of all the votes cast at the Meeting at which a quorum is present shall be sufficient to elect the Nominee as a Director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

     The following table sets forth certain information regarding the other Directors currently serving on the Board.


                                                                                                   OTHER PUBLIC COMPANY
NAME, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR PAST FIVE                                          DIRECTORSHIPS
YEARS, AND AGE                                                            DIRECTOR SINCE             HELD BY DIRECTOR
----------------------------------------------------------------------- ------------------ -------------------------------------
Non-interested Directors:
CLASS I:
EDWARD G. WEBB, JR. - Mr. Webb has been an Equity Portfolio                    2004                          -
Manager for Advanced Asset Management Advisors, Inc. since October
2002.  Mr. Webb was President of Webb Associates, Ltd. from 1996 to
2004.  Mr. Webb was born on March 31, 1939.

CLASS III:
CHARLES A. CARROLL - From 1990 to 2005, Mr. Carroll served as                  2004                          -
Managing Director of Kalin Associates, Inc., a member firm of the New
York Stock Exchange (NYSE), prior to which, he served as a member of the NYSE representing Boettcher and Co.  Mr. Carroll was born on December 18, 1930.

Interested Directors:
CLASS I:
THOMAS B. WINMILL - Mr. Winmill has served as President, Chief                 1996             Foxby Corp., Global Income
Executive Officer and General Counsel of the Company since 1999 and                            Fund, Inc., Midas Fund, Inc.,
in other capacities since 1996.  Since 1999, he has also served as a                           Midas Special Fund, Inc., and
director, President, Chief Executive Officer and General Counsel of                             Midas Dollar Reserves, Inc.
Winmill & Co. Incorporated ("WCI"), its affiliates, and of the investment companies managed by its subsidiaries (the "Investment
Company Complex" or "ICC"), and in other capacities since 1988. Mr.
Winmill has also served as General Counsel of Tuxis Corporation since
2002 and in other capacities since 1988.  Mr. Winmill is a member of the New York State Bar and the SEC Rules Committee of the
Investment Company Institute.  Mr. Winmill was born on June 25,
1959.

CLASS III:
BASSETT S. WINMILL - Mr. Winmill is Chairman of the Board of the               1996            Tuxis Corporation and Global
Company since 1996, as well as Tuxis Corporation since 1983, Global                                  Income Fund, Inc.
Income Fund, Inc. since 1996, WCI and certain of the investment companies in the ICC since 1974.  Mr. Winmill is a member of the New
York Society of Security Analysts, the Association for Investment
Management and Research, and the International Society of Financial
Analysts.  Mr. Winmill was born on February 10, 1930.

     Bassett S. Winmill, Chairman of the Board of the Company, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Company.

     The following table sets forth certain information concerning the Company's executive officers other than those who serve as Directors. Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.


NAME AND AGE                  POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas O'Malley               Vice President, Chief Financial Officer, and Chief Accounting Officer since 2005.  He is also Vice
Born on July 22, 1958         President, Chief Financial Officer and Chief Accounting Officer of Tuxis Corporation, WCI and its
                              affiliates, and of the ICC.  Previously, Mr. O'Malley served as Assistant Controller of Reich & Tang
                              Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc.  He is
                              a certified public accountant.

                                       -2-


NAME AND AGE                  POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
John F. Ramirez               Vice President, Secretary, and Chief Compliance Officer.  He is also Vice President, Secretary, and
Born on April 29, 1977        Chief Compliance Officer of Tuxis Corporation, WCI and its affiliates, and of the ICC.  Mr. Ramirez is a member of the Chief Compliance Officer Committee of the Investment
                              Company Institute.

                      COMMITTEES OF THE BOARD OF DIRECTORS

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE

     The Board of Directors established on June 9, 2004 a Governance, Compensation and Nominating Committee and adopted a charter to define and outline the responsibilities of its members. A copy of the Governance, Compensation and Nominating Committee charter is posted at http://www.bexil.com. The Governance, Compensation and Nominating Committee consists of Edward G. Webb, Jr., Charles A. Carroll, and Douglas Wu, all of whom are independent directors in accordance with the American Stock Exchange director independence standards. The role of the Governance, Compensation and Nominating Committee is to assist the Board of Directors by (a) recommending governance guidelines applicable to the Company; (b) identifying, evaluating and recommending the nomination of Board members; (c) setting the compensation of the Company's Chief Executive Officer and performing other compensation oversight; and (d) assisting the Board with other related tasks, as assigned from time to time. In selecting the Nominee set forth in Proposal 1, the Governance, Compensation and Nominating Committee took into account his independence and the independence of the Company's full Board of Directors, the Nominee's knowledge and experience and potential contribution to the Board of Directors and its committees, the Nominee's other commitments and the nominee's past service with the Company or with affiliates of the Company.

     The Governance, Compensation and Nominating Committee has approved the following procedures by which stockholders may recommend director candidates:
The Committee will consider appropriate candidates recommended by stockholders with relevant business experience who can assist the Company or its business. A stockholder wishing to submit such a recommendation should send a letter, postmarked no later than January 1 in the year of the meeting, to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder and provide (a) the name, address, telephone number and social security number of the candidate to be considered; (b) a description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected. (c) copy of the candidate's resume and at least three bona fide references, and (d) an analysis of the candidate's qualifications to serve on the Board of Directors and on each of the Board's committees. All candidates recommended for election to the Board of Directors must meet the independence standards of the American Stock Exchange.

AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The Company has an Audit Committee currently comprised of Edward G. Webb, Jr., Charles A. Carroll, and Douglas Wu. The Audit Committee charter adopted by the Board of Directors may be found at http://www.bexil.com. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The purposes of the Audit Committee are (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (c) to act as a liaison between the Company's independent auditors and the full Board of Directors.

     In discharging its oversight responsibility as to the audit process for the fiscal year ended December 31, 2005, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1. For the fiscal year ended December 31, 2005, the Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2005 for filing with the U.S. Securities and Exchange Commission ("SEC").

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange. In addition, each Audit Committee Member qualifies as an "audit committee financial expert" as defined by Rule 401(h) of Regulation S-K by virtue of their education and work experience.

         The Audit Committee is pleased to submit this report to the stockholders of the Company with regard to the above matters.

         /s/ Charles A. Carroll
         /s/ Edward G. Webb, Jr.
         /s/ Douglas Wu

EXECUTIVE COMMITTEE

     The Company has an Executive Committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.

DIRECTOR AND COMMITTEE MEETINGS AND DIRECTOR FEES

     During the Company's most recently completed fiscal year, the Company's Board of Directors met seven times, the Audit Committee met five times, the Governance, Compensation and Nominating Committee met five times, and the Executive Committee met two times. Each Director attended at least 75% of the Board and committee meetings held when such director was in office.

     Directors of the Company or its subsidiaries who are employees or spouses of employees do not receive fees for attendance at Board meetings. Currently, non-employee directors of the Company are compensated for services provided as a director, as follows: $5,000 for each quarterly regular meeting attended; $1,000 as a retainer paid quarterly; $500 per special or telephonic meeting attended and per meeting of a committee of a board attended (when not held near the time of a regular meeting), except for the Governance, Compensation and Nominating Committee which is $2,000 per annum; reimbursement for meeting expenses; and, a $2,000 fee per meeting of stockholders.

HOW TO COMMUNICATE WITH THE COMPANY'S BOARD OF DIRECTORS

     Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

     The Company's policy with regard to the Board members' attendance at Annual Meetings of Stockholders is that it is encouraged, but not required. All Board members attended last year's annual meeting.

                  STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the direct beneficial ownership of Company common stock as of the record date by (i) each director and executive officer and (ii) all directors and executive officers as a group.

NAME OF DIRECTOR, NOMINEE OR OFFICER                NUMBER OF SHARES (NOTE)            PERCENT OF OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------------------
Non-interested Nominee:
Douglas Wu                                                  1,500                 1                  *


Non-interested Directors:
Charles A. Carroll                                          3,200                 2                  *
Edward G. Webb, Jr.                                         3,000                 2                  *


Interested Directors:
Bassett S. Winmill                                        280,923                3, 4              31.8%
Thomas B. Winmill                                          96,043                 3                10.9%



                                       -4-



NAME OF DIRECTOR, NOMINEE OR OFFICER                NUMBER OF SHARES (NOTE)            PERCENT OF OUTSTANDING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Officers:
Thomas O'Malley                                               0                                      *
John F. Ramirez                                               0                                      *
                                             -------------------------------------- ------------------------------------


Total shares held by directors and officers               384,666                                  42.7%
as a group
                                             ====================================== ====================================

1 This amount includes 0 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"), including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

2 This amount includes 2,000 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

3 This amount includes 50,738 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

4 Bassett S. Winmill has indirect beneficial ownership of 222,644 of these shares, as a result of his status as a controlling person of WCI and Investor Service Center, Inc., the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc. Bassett
S. Winmill is Thomas B. Winmill's father.

* Less than 1% of the outstanding shares.

     Based on filings with the SEC, management of the Company believes the following stockholders beneficially owned 5% or more of the outstanding shares of Company common stock as of the Record Date:


                                                                           APPROXIMATE PERCENTAGE OF THE
NAME AND ADDRESS                                  COMMON STOCK           COMPANY'S TOTAL OUTSTANDING SHARES
------------------------------------------- ------------------------- ----------------------------------------
Fondren Management LP                            53,100 shares 1                        6.0%
1177 West Loop South, Suite 1625
Houston, Texas 77027

Advisory Research, Inc.                          87,400 shares 2                        9.9%
180 N. Stetson St.
Suite 5500
Chicago, IL 60601

Thomas B. Winmill                                96,043 shares 3                       10.9%
11 Hanover Square
New York, New York 10005

Investor Service Center, Inc.                   222,644 shares                         25.2%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated                      222,644 shares 4                       25.2%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill                              280,923 shares 5                       31.8%
11 Hanover Square
New York, New York 10005

--------------------------------------------------------------
1 According to a Schedule 13G/A filed February 14, 2006.

2 According to a Schedule 13G filed July 7, 2006.

3 Thomas B. Winmill has indirect beneficial ownership of 26,712 of these shares held by his spouse and sons. Mr. Winmill disclaims ownership of the shares held by his spouse and sons. Includes 50,738 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

4 Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

5 Bassett S. Winmill has indirect beneficial ownership of 222,644 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc., the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc. Includes 50,738 shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act, including the right to acquire within sixty days, from options, warrants, rights, conversion privilege or similar obligations.

                                  COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation for the fiscal years ended December 31, 2005, 2004 and 2003 received by the Company's Chief Executive Officer and Executive Chairman of the Board of Directors. No other executive officer of the Company serving at the end of fiscal year 2005 had total annual salary and bonus in fiscal year 2005 in excess of $100,000.


                                                       Annual Compensation                               Long-term compensation
                                               ----------------------------------------------------------------------------------

                                                                                  Awards                  Payouts
                                                                         ------------------------        ---------
                                                                                        Securities       Long-term
                                                         Other annual    Restricted     underlying       incentive      All other
                                       Salary    Bonus   compensation  stock award(s)  options/SARs     plan payouts   compensation
Name and Principal Position    Year     ($)       ($)        ($)            ($)            (#)              ($)           ($)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas B Winmill              2005    300,000   697,500       0              0              0               0         10,222 (1)
  President and Chief         2004    300,000    35,000       0              0            60,000            0          7,215 (1)
  Executive Officer           2003    250,000    30,000       0              0              0               0              0

Bassett S. Winmill            2005          0   208,125       0              0              0               0              0
 Executive Chairman of        2004     50,000    35,000       0              0           60,000             0          2,400 (2)
 the Board of Directors       2003     50,000         0       0              0              0               0              0

(1) Represents a matching contribution to a 401(k) plan and club dues.
(2) Represents a matching contribution to a 401(k) plan.

OPTION GRANTS TABLE

     The following table sets forth, for the year ended December 31, 2005, information regarding the options granted for each of the executive officers named in the Summary Compensation Table.


                             Number of Securities Underlying   Percent of Total Options/SARs      Average Exercise     Expiration
           Name                 Options/SARs Granted (#)     Granted to Employees in Fiscal Year  Base Price ($/Sh)       Date
-----------------------------------------------------------------------------------------------------------------------------------
Thomas B. Winmill                        60,000                            43.20                      $21.54              (a)

Bassett S. Winmill                       60,000                            43.20%                     $21.54              (a)

(a) 50,000 options expire 9/25/2009 and 10,000 options expire 11/10/2009.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR END OPTION/SAR VALUES


                             Shares                      Number of Unexercised Securities       Value of Unexercised In-the-Money
                           Acquired on       Value     Underlying Options/SARs at Fiscal Year  Option/SARs at Fiscal Year End ($)
         Name             Exercise (#)      Realized     End (#) Exercisable/Unexercisable          Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
Thomas B. Winmill               -             $ -                  46,107/13,893                        $605,091/$142,417

Bassett S. Winmill              -             $ -                  46,107/13,893                        $605,091/$142,417

                                       -6-

LONG TERM INCENTIVE PLAN AWARDS TABLE

     There were no long term incentive plan awards made during the year ended December 31, 2005 to the executive officers named in the Summary Compensation Table.

DIRECTORS' COMPENSATION

     The aggregate amount of compensation paid to each non-employee director by the Company for the year ended December 31, 2005, was as follows:


NAME OF DIRECTOR                                        POSITION                       AGGREGATE COMPENSATION FROM THE COMPANY
-----------------------------------------  ----------------------------------- ----------------------------------------------------
Charles A. Carroll                                  Director (a) (b)                                   $17,000
Edward G. Webb, Jr.                                 Director (a) (b)                                   $16,500
Douglas Wu*                                         Director (a) (b)                                   $17,000

* Mr. Wu also received $12,000 for his services as a director of York Insurance Services, Inc. ("York") in fiscal year 2005.

(a) Member of Governance, Compensation and Nominating Committee.
(b) Member of Audit Committee.

     Under the 2004 Incentive Compensation Plan ("Plan"), the Company's non-employee directors receive non-qualified stock options for Company common stock. The Company will grant an initial option for 1,000 shares of Company common stock on the effective date of any non-employee director's initial election to the Board. The Company will also grant an annual option for 1,000 shares of Company common stock to each non-employee director at the close of business on the date of the Company's annual stockholder meeting. These amounts are subject to adjustment for corporate transactions. These option awards are the only type of awards that non-employee directors of the Company are eligible to receive under the Plan. The exercise price per share of non- employee director options will be equal to 100% of the fair market value of a share of Company common stock on the date of grant and these options will expire at the earlier of (i) five years from the date of grant or (ii) three months after the date the non-employee director ceases to serve as a director of the Company for any reason. Non-employee director options will vest at the end of a period commencing on the date of grant and ending on a date which is the sooner of three years from the date of grant date or three years from commencement of service to the Company, and if the optionee has more than three years of service on the date of grant, the options will vest immediately.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From 2002 until April 28, 2006, the Company's primary holding was a fifty percent interest in York, an insurance services business process sourcing company. On April 28, 2006, the Company consummated the sale of its fifty percent interest in York to a newly formed entity controlled by a private equity fund and certain other investors for approximately $39 million in cash.

     On December 29, 2005, the Governance, Compensation and Nominating Committee approved the payment of bonuses to Bassett Winmill, the Executive Chairman of the Board of the Company, and Thomas Winmill, the President, Chief Executive Officer and General Counsel of the Company, in the amounts of $163,125 and $652,500, respectively, as a result of the sale of the Company's fifty percent interest in York. In addition, the Governance, Compensation and Nominating Committee approved the payments of additional bonuses to Messrs. Bassett Winmill and Thomas Winmill, in the amounts of $336,875 and $1,347,500, respectively, and bonuses to nine other employees of the Company in the aggregate amount of approximately $236,000, which bonuses were contingent upon the closing of the sale. These bonuses were paid on May 2, 2006 after the consummation of the sale.

     Certain officers of the Company also serve as officers and/or directors of WCI, Tuxis Corporation, and their affiliates (collectively with Bexil, the "Affiliates"). At June 30, 2006, WCI's wholly owned subsidiary, Investor Service Center, Inc., owned 222,644 shares of the Company and 234,665 shares of Tuxis Corporation, or 25% and 24%, respectively, of the outstanding common stock. WCI's wholly owned subsidiary, Midas Management Corporation ("MMC"), acts as "master" payer of compensation and benefits of the employees of the Affiliates.

     Rent expense of jointly used office space and overhead expense for various jointly used administrative and support functions incurred by Winco are allocated to the Company and the Affiliates. The Company incurred allocated rent and overhead costs of $24,999 and $24,000 for the three months ended June 30, 2006 and 2005, respectively, and $49,998 and $48,000 for the six months ended June 30, 2006 and 2005, respectively.

REPORT OF THE GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE
ON EXECUTIVE COMPENSATION

     The Governance, Compensation and Nominating Committee (the "Committee") of the Board of Directors makes decisions on compensation of the Company's executives. The Committee establishes the compensation of Thomas B. Winmill, Chief Executive Officer, based on its evaluation of Mr. Winmill's performance. It makes recommendations annually to the Board with respect to the non-CEO compensation as the Committee deems appropriate. The Company's executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of stockholders. To implement that philosophy, the Company offers each of its executives a combination of base salary, annual cash bonuses, and the grant of stock options and other equity based awards. Through this compensation structure, the Company aims to reward above-average corporate performance and recognize individual initiative and achievements.

     The Governance, Compensation and Nominating Committee is pleased to submit this report to the stockholders of the Company with regard to the above matters.

         /s/ Charles A. Carroll
         /s/ Edward G. Webb, Jr.
         /s/ Douglas Wu

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Tait, Weller & Baker LLP ("Tait, Weller") has been selected as the independent registered public accounting firm ("IRPAF") for the Company for the fiscal period commencing January 1, 2006. Apart from its fees received as the IRPAF, neither Tait, Weller nor any of its partners have a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by telephone or otherwise.

     The Company's financial statements for the fiscal years ended December 31, 2005 and 2004 were audited by Deloitte & Touche LLP ("Deloitte"). Tait, Weller also reviewed the financial statements included in each Quarterly Report on Form 10-QSB during the fiscal year ended December 31, 2004. The following table sets forth the aggregate fees billed for professional services rendered by such firms for the respective years:


   FISCAL YEAR ENDED                                     AUDIT-RELATED                                   ALL         AGGREGATE NON-
      DECEMBER 31                AUDIT FEES                  FEES                TAX FEES             OTHER FEES       AUDIT FEES
-----------------------------------------------------------------------------------------------------------------------------------
        2004                      $123,475                    $0                  $9,625                  $0             $3,750
        2005                      $155,057                    $0                 $28,750                  $0                 $0

AUDIT FEES include the aggregate fees billed for professional services rendered by Tait, Weller and Deloitte for the audit of the Company's annual financial statements, review of the quarterly financial statements, and services rendered in connection with statutory or regulatory filings.

AUDIT-RELATED FEES include the aggregate fees billed for assurance and related services by Tait, Weller and Deloitte that are reasonably related to the performance of the audit or review of the annual financial statements and review of the quarterly financial statements.

TAX FEES include the aggregate fees billed for professional services rendered by Tait, Weller in connection with tax compliance, tax advice and tax planning.

ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by Tait, Weller.

     The Company's Audit Committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the IRPAF to the Company, and any non-audit services proposed to be provided by such IRPAF to its affiliates, if any, which have a direct impact on Company operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the IRPAF to the Company is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Company to the IRPAF in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

     On January 13, 2005, the Company's Audit Committee unanimously voted to recommend to the Board that the resignation of Tait, Weller as the Company's independent registered public accounting firm be accepted, effective upon the appointment by the Company of successor auditors. The Committee further recommended to the Board that the appointment of Deloitte as the independent registered public accounting firm for the Company be approved, effective upon the successful completion of Deloitte's client acceptance procedures. Also on January 13, 2005, the Board of Directors of the Company approved such recommendations. On April 13, 2005, Deloitte advised the Company of the successful completion of Deloitte's client acceptance procedures. Accordingly, Tait, Weller resigned effective April 13, 2005. On April 18, 2005, the Company announced the successful completion of Deloitte's client acceptance procedures.

     Tait, Weller's report on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2003 and December 31, 2002, and through the date of termination of the engagement, there were no disagreements with Tait, Weller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tait, Weller, would have caused Tait, Weller to make reference to the subject matter of the disagreement in connection with its report. During the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B promulgated by the SEC. The Company did not consult with Deloitte during the fiscal years ended December 31, 2003 and December 31, 2002, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     On July 6, 2006, the Company dismissed Deloitte as the Company's IRPAF. In addition, on July 6, 2006, prior to the Company notifying Deloitte of their dismissal, the Audit Committee of the Board of Directors of the Company unanimously voted to recommend to the Board the dismissal of Deloitte as the Company's IRPAF, effective upon the appointment by the Company of a successor IRPAF. The Audit Committee further recommended to the Board that the appointment of Tait, Weller as the IRPAF for the Company be approved. Also on July 6, 2006, the Board of Directors of the Company approved such recommendations.

     Deloitte's report on the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2005 and December 31, 2004, and through the date of termination of the engagement, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report.

     During the fiscal years ended December 31, 2005 and December 31, 2004 and through the date of termination of the engagement, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B or Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC except on June 15, 2005, the Company inadvertently filed the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "2004 Report") before all pending edits and reviews were completed. Because the edits and review procedures had not been completed, the Company's Chief Financial Officer determined that the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 as filed should not be relied upon. On June 20, 2005, an amended 2004 Report was filed to correct certain errors which resulted from the inadvertent filing of the 2004 Report on June 15, 2005. The circumstances surrounding the inadvertent filing and a description of the edits which had not been completed are described in the Company's Current Report on Form 8-K dated June 15, 2005 and filed with the SEC on June 17, 2005. Additionally, in connection with the preparation of the 2004 Annual Report on Form 10KSB/A, management determined that deficiencies within its disclosure controls and procedures including internal control over financial reporting existed that related to the following: (1) the Company's internal controls over SEC filings were not adequate and required further strengthening, (2) the controls over the application of APB 18, The Equity Method of Accounting for Investments in Common Stock, regarding the classification of income from equity affiliates did not operate effectively and
(3) the controls over the application of APB No. 20, Accounting Changes, did not operate effectively. The circumstances surrounding such deficiencies are described in the Company's 2004 Annual Report on Form 10KSB/A filed with the SEC on March 2, 2006.

     The Committee discussed the subject matter of the reportable events described above with Deloitte. Additionally, the Company authorized Deloitte to respond fully to the inquiries by Tait, Weller concerning the reportable events.

     The Company did not consult with Tait, Weller during the fiscal year ended December 31, 2005 nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Tait, Weller served as the IRPAF for the Company with respect to each Quarterly Report on Form 10-QSB during the fiscal year ended December 31, 2004 and consulted with the Company regarding the application of accounting principles to the Company's deregistration as an investment company under the Investment Company Act of 1940 effective January 6, 2004. The Company did not consult with Tait, Weller regarding the type of audit opinion that might be rendered on the Company's financial statements with respect to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

                             ADDITIONAL INFORMATION

     At the meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

DISCRETIONARY AUTHORITY; SUBMISSION DEADLINES FOR STOCKHOLDER PROPOSALS

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2007 Annual Meeting must be received by the Secretary no earlier than July 4, 2007 nor later than August 3, 2007. Proposals should be mailed to the Company, to the attention of the Company's Secretary, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2007 Proxy Statement, we must receive it on or before August 3, 2007 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Company's Bylaws.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's Directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives, the Company believes that during the calendar year ended 2005 such persons complied with all such applicable filing requirements.

HOUSEHOLDING OF PROXY MATERIALS

     To reduce the expenses of printing and delivering duplicate copies of proxy statements, some banks, brokers, and other nominee record holders may be taking advantage of the SEC "householding" rules that permit the delivery of only one copy of these materials to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one copy of this proxy statement, you may request a separate copy of these materials at no cost to you by or by writing to Bexil Corporation, 11 Hanover Square, New York, New York 10005, Attention: Secretary. For future stockholder meetings, you may request separate copies of these materials, or request that we send only one set of these materials to you if you are receiving multiple copies by calling or writing to us at the number or address given above.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   PROXY CARD
                                BEXIL CORPORATION

This proxy is solicited by and on behalf of the Board of Directors of Bexil Corporation (the "Company") for the Annual Meeting of Stockholders to be held on November 8, 2006, and at any postponement or adjournment thereof.

The undersigned stockholder of the Company hereby appoints Thomas B. Winmill and John F. Ramirez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2006 Annual Meeting of Stockholders to be held at the Down Town Association, 60 Pine Street, New York, New York on Wednesday, November 8, 2006, at 11:00 a.m. and at any postponements or adjournments thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.



                (Continued and to be signed on the reverse side)

              ANNUAL MEETING OF STOCKHOLDERS OF BEXIL CORPORATION
                                November 8, 2006

Please detach along perforated line and mail in the envelope provided.
Please sign, date and mail your proxy card in the envelope provided as soon as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. To elect to the board of directors the Nominee, Douglas Wu, as a Class II Director to serve a three year term, and until his successor is duly elected and qualifies.

                                                              NOMINEE:

[   ]    FOR                                                  Douglas Wu
[   ]    WITHHOLD AUTHORITY

The votes entitled to be cast by the undersigned will be cast as instructed hereon. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee as proposed in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the election of the Nominee.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ___________Date:_____
Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.